SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                  ---------------------------

                           FORM 8-K

                  ---------------------------


                         CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported):
                       February 18, 1998



                PARADIGM MEDICAL INDUSTRIES, INC.
            ------------------------------------------
        (Exact name of registrant as specified in this Charter)


       Utah                   0-28498                87-0459536
----------------------      -----------            -------------
(State or other             (Commission File          (IRS Employer
jurisdiction of                Number)           Identification No.)
incorporation)

1127 West 2320 South, Suite A, Salt Lake City, Utah       84119
---------------------------------------------------    ---------
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
Including Area Code:                       (801) 977-8970
                                           --------------

                         Does Not Apply
          ------------------------------------------------
   (Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits

  (b) The following pro forma statements of Paradigm Medical Industries, Inc. are included herein:
      Pro Forma Condensed Consolidated Balance Sheet as of
         December 31, 1997 (unaudited)
      Condensed Consolidated Statement of Operations
         for the month ended December 31, 1997 (unaudited) Condensed Consolidated Statement of Operations for the quarter ended December 31, 1997 (unaudited)

                    PARADIGM MEDICAL INDUSTRIES, INC.
                             BALANCE SHEETS
                              (UNAUDITED)

                                                  Pro forma as of
                            December 31,          December 31, 1997
                                1997                (Unaudited)
                             (Unaudited)          (See Notes A & B
                         -------------         -----------------
ASSETS
Current assets:
  Cash and cash
   equivalents            $   880,169               $   880,119
  Trade accounts
   receivable                 102,017                   102,017
  Inventories                 974,766                   974,766
  Prepaid expenses            148,297                   148,297
                          -----------               -----------
    Total current
     assets                 2,105,249                 2,105,249
Deferred charges,
 net                          309,396                   309,396
Property and
 equipment, net               116,572                   116,572
                          -----------               -----------
    Total assets           $2,531,217               $ 2,531,217
                          ===========               ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Trade accounts
   payable                 $  212,001               $   212,001
  Accounts payable -
   related parties            412,155                   412,155
  Accrued expenses            327,939                   327,939
  Note payable to
   bank - current               3,277                     3,277
  Purchase deposit             42,000                    42,000
                           ----------               -----------
     Total current
      liabilities             997,372                   997,372

Note payable,
 less current portion          11,699                    11,699
12% Convertible Redeemable
 Notes due 12/08/2000       1,070,000                   100,000
                           ----------               -----------
Total liabilities           2,079,071                 1,109,071
                           ==========               ===========

Stockholders' equity:
  Preferred stock, $.001
   par value, authorized:
  5,000,000 shares
   Series A, $.001 par
    value, authorized:
    500,000 shares;
    issued and outstanding:
    122,764 shares at
    December 31, 1996
    and 50,122 shares at
    December 31, 1997
    (aggregate liquidation
    preference of $200,488
    at December 31, 1997)         50                      50
   Series B, $.001 par
    value, authorized:
    500,000 shares; issued
    and outstanding:
    448,398 shares at
    December 31, 1996
    and 45,381 shares at
    December 31, 1997
    (aggregate liquidation
    preference of $181,524
    at December 31, 1997            45                        45
   Additional paid-in capital,
    preferred stock             76,186                 1,046,176
  Series C, $.001 par value
    authorized 30,000 shares
    ($100 stated value) issued
    and outstanding 9,700 shares                              10
  Common stock, $.001
    par value, authorized:
    20,000,000 shares;
    issued and outstanding:
    3,194,061 shares at
    December 31, 1996 and
    3,798,939 shares at
    December 31, 1997            3,799                     3,799
  Additional paid-in
    capital, common stock    8,195,501                 8,195,501
  Treasury stock, 2,600
   shares, at cost              (3,777)                   (3,777)
  Unearned compensation         (6,314)                   (6,314)
  Accumulated deficit       (7,813,344)               (7,813,344)
                           -----------               -----------
     Total stockholders'
       equity                  452,146                 1,422,146
                           -----------               -----------
      Total liabilities
       and stockholders'
       equity              $ 2,531,217               $ 2,531,217
                           ===========               ===========


Note A:  Private Placement Financing

      On January 23, 1998, Nasdaq's staff determined that the private placement of Series C Convertible Preferred Stock would be accepted as equity and could be included in the calculation for determining compliance with Nasdaq's capital and surplus requirement. As a result, the private placement memorandum was rewritten and distributed to accredited investors on February 2, 1998. The Company is offering for sale a minimum of 10,000 shares ($1,000,000) and a maximum of 18,000 shares ($1,800,000)
of Series C Convertible, non-cumulative 12% dividend Preferred Stock $.001 par value at $100 per share. Since the Company sold $1,070,000 of 12% Convertible, Redeemable Promissory Notes prior to this offering, the Company is now offering noteholders the right to exchange their Notes for Shares of Series C Preferred Stock at the exchange rate of 500 shares of Preferred Stock for each $50,000 Note.

Note B:

      As of February 18, 1998, Noteholders converted $970,000 of the 12% Convertible, Redeemable Promissory Notes due 12/8/00 into 9,700 shares of Series C Convertible Preferred Stock. The Company and the Placement Agent expect to close the minimum offering no later than February 23, 1998. As of February 18, 1998, $608,000 was held in an escrow account, another $150,000 was pending waiting for check clearance with $250,000 additional sums expected to be wire transferred before February 23, 1998.

                 PARADIGM MEDICAL INDUSTRIES, INC.
                     STATEMENT OF OPERATIONS
              For the Month Ended December 31, 1997
                         (Unaudited)

                                              One Month Ended
                                              December 31, 1997
                                            --------------------
                                                  (Unaudited)
Sales                                          $     29,466
Cost of sales                                         6,816
Amortization of deferred charges                      6,188 (a)
                                               ------------
Net cost of sales                                    13,004

   Gross profit                                $     16,462
                                               ------------
   Gross margin                                         56%

Operating expenses:
  Marketing and selling                              46,902
  General and administrative                        115,537
  Research and development                           18,944
                                               ------------
    Total operating expenses                        181,298  (a)
                                               ------------
Operating loss                                 $   (164,836)

  Interest income                                     3,096
  Interest expense                                    8,178
                                               ------------
    Total other income (expense)                     (5,082)


Net Loss                                       $   (169,918) (b)
                                               ============
Net loss attributable to common
 shareholders                                  $      (0.04)
Shares used in computing net loss
 per common share                                 3,798,939


Note (a) Non-cash items

   Amortization of deferred charges                $  6,188
   Deferred officers salaries                        19,257
   Depreciation                                       2,358
                                                   --------
      Total non-cash items                        $  27,803
                                                   ========


      (b)  Cash burn rate for December            $ 142,115


                 PARADIGM MEDICAL INDUSTRIES, INC.
                     STATEMENT OF OPERATIONS
              For the Quarter Ended December 31, 1997
                         (Unaudited)

                                              Three Months Ended
                                              December 31, 1997
                                            --------------------
                                                  (Unaudited)
Sales                                          $    240,811
Cost of sales                                        81,644
Amortization of deferred charges                     18,564 (a)
                                               ------------
Net cost of sales                                   100,208

   Gross profit                                $    140,603
                                               ------------
   Gross margin                                         58%

Operating expenses:
  Marketing and selling                             157,468
  General and administrative                        350,406
  Research and development                           71,554
                                               ------------
    Total operating expenses                        579,428  (a)
                                               ------------
Operating loss                                 $   (438,825)

  Interest income                                     5,375
  Interest expense                                    8,262
                                               ------------
    Total other income (expense)                     (2,887)


Net Loss                                       $   (441,712) (b)
                                               ============
Net loss attributable to common
 shareholders                                  $      (0.12)
Shares used in computing net loss
 per common share                                 3,798,939


Note (a) Non-cash items

   Amortization of deferred charges                $ 18,564
   Deferred officers salaries                        57,771
   Depreciation                                       7,074
                                                   --------
      Total non-cash items                         $ 83,409
                                                   ========


      (b)  Cash burn rate for Quarter
             Ended 12/31/97                       $ 358,303


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PARADIGM MEDICAL INDUSTRIES, INC.
                               (Registrant)




Date:  February 18, 1998       By: John W. Hemmer
                                   Treasurer and Chief Financial
                                   Officer